UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): August 30, 2003

APPLE HOSPITALITY FIVE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-100044	76-0713476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 South Third Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple Hospitality Five, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated August 30, 2003 and filed September 12, 2003 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 7.	Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired

Danbury, Connecticut-Spring Hill Suites® Hotel, and

Lebanon, New Jersey-Courtyard by Marriott® Hotel

Independent Auditors’ Report

Combined Balance Sheets – December 31, 2002 and 2001

Combined Statements of Member’s Equity – Years ended December 31, 2002 and 2001

Combined Statements of Operations – Years ended December 31, 2002 and 2001

Combined Statements of Cash Flows – Years ended December 31, 2002 and 2001

Notes to the Combined Financial Statements

Ybor City-Hilton Garden Inn® Hotel

Independent Auditors’ Report

Balance Sheets – December 31, 2002 and 2001

Statements of Stockholder’s Equity – Years ended December 31, 2002 and 2001

Statements of Operations – Years ended December 31, 2002 and 2001

Statements of Cash Flows – Years ended December 31, 2002 and 2001

Notes to the Financial Statements

Solon, Ohio-Homewood Suites® Hotel

Independent Auditors’ Report

Balance Sheets – December 31, 2002 and 2001

Statements of Member’s Equity – Years ended December 31, 2002 and 2001

Statements of Operations – Years ended December 31, 2002 and 2001

Statements of Cash Flows – Years ended December 31, 2002 and 2001

Notes to the Financial Statements

b.	Pro Forma Financial Information

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

Pro Forma Condensed Consolidated Statements of Operations for the Year Ended

December 31, 2002 and six months ended June 30, 2003 (unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited)

c.	Exhibits

None.

Independent Auditors’ Report

To the Board of Directors

Apple Hospitality Five, Inc.

Richmond, Virginia

We have audited the accompanying combined balance sheets of the Danbury, Connecticut-Spring Hill Suites Hotel, and the Lebanon, New Jersey—Courtyard by Marriott Hotel (collectively, the Hotels) as of December 31, 2002 and 2001, and the related combined statements of operations, member’s equity and cash flows for the years then ended. These combined financial statements are the responsibility of the management of the hotels. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Hotels as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/    L.P. Martin & Company, P.C.

September 11, 2003

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

COMBINED BALANCE SHEETS

ASSETS

	December 31,
	2002	2001
INVESTMENT IN HOTEL PROPERTIES:
Land	$2,450,000	$950,000
Construction in Progress	4,296,958	2,528,960
Buildings and Improvements	8,441,025	—
Furnishings and Equipment	1,052,629	—

TOTAL	16,240,612	3,478,960
Less: Accumulated Depreciation	(78,890)	—

NET INVESTMENT IN HOTEL PROPERTIES	16,161,722	3,478,960

Cash and Cash Equivalents	93,107	—
Accounts Receivable—Trade	6,697	—
Prepaids and Other	17,417	15,000
Franchise Fees, Net	99,583	100,000
Deposits	850	50,000

	217,654	165,000

NET INVESTMENT IN HOTEL	$16,379,376	$3,643,960

LIABILITIES AND MEMBER’S EQUITY
LIABILITIES:
Mortgages Payable	$10,302,430	$560,093
Accounts Payable	35,993	—
Accrued Compensation and Benefits	23,955	—
Accrued Interest Payable	25,231	—
Accrued Management Fees and Franchise Fees	29,423	—
Other Accrued Expenses	43,193	—

TOTAL LIABILITIES	10,460,225	560,093
MEMBER’S EQUITY	5,919,151	3,083,867

TOTAL LIABILITIES AND MEMBER’S EQUITY	$16,379,376	$3,643,960

The accompanying notes are an integral part of these combined financial statements.

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

COMBINED STATEMENTS OF MEMBER’S EQUITY

YEARS ENDED DECEMBER 31, 2002 AND 2001

Balance, January 1, 2001	$—
Equity Contributions	3,083,867

Net Income	—
Balance, December 31, 2001	3,083,867
Equity Contributions	3,203,576
Net Loss	(368,292)

Balance, December 31, 2002	$5,919,151

COMBINED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001
REVENUES:
Rooms	$315,709	$—
Banquet/Audio Visual	4,679	—
Telephone	6,208	—
Other Operating Departments	5,415	—

TOTAL REVENUES	332,011	—

EXPENSES:
Rooms	101,266	—
Banquets/Audio Visual	14,873	—
Telephone	3,459	—
General and Administrative	29,409	—
Marketing and Pre-Opening	328,363	—
Property Operations and Energy	50,257	—
Property Taxes and Insurance	4,014	—
Depreciation and Amortization	79,307	—
Management and Royalty Fees	25,377	—
Mortgage Interest	63,978	—

TOTAL EXPENSES	700,303	—

NET LOSS	$(368,292)	$—

The accompanying notes are an integral part of these combined financial statements.

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

COMBINED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Loss	$(368,292)	$—
Adjustments to Reconcile Net Loss to Net Cash
Used by Operating Activities:
Depreciation	78,890	—
Amortization	417	—
Change in:
Accounts Receivable—Trade	(6,697)	—
Prepaids and Other	(3,267)	(15,000)
Accounts Payable	35,993	—
Accrued Expenses	121,802	—

NET CASH FLOWS TO OPERATING ACTIVITIES	(141,154)	(15,000)

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Purchase of Hotel Properties	(12,761,652)	(3,478,960)
Payment of Franchise Fees	—	(100,000)
Deposits	50,000	(50,000)

NET CASH FLOWS TO INVESTING ACTIVITIES	(12,711,652)	(3,628,960)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	9,761,416	560,093
Mortgage Loan Curtailments	(19,079)	—
Equity Contributions	3,203,576	3,083,867

NET CASH FLOWS FROM FINANCING ACTIVITIES	12,945,913	3,643,960

NET INCREASE IN CASH	93,107	—
CASH, BEGINNING OF YEAR	—	—

CASH, END OF YEAR	$93,107	$—

SUPPLEMENTAL DISCLOSURES
Interest Paid:
Capitalized to Investment in Hotel Properties	$258,722	$2,657
Expensed	38,747	—

The accompanying notes are an integral part of these combined financial statements.

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS

December 31, 2002 and 2001

Note 1—Organization and Basis of Presentation

The accompanying combined financial statements present the financial information of the Danbury, Connecticut-Spring Hill Suites Hotel (Danbury) and the Lebanon, New Jersey-Courtyard by Marriott Hotel (Lebanon) (collectively, the Hotels) as of December 31, 2002 and 2001 and for the years then ended.

Danbury is a 106 suite hotel, which opened for business in October 2002, and Lebanon is a 125 suite hotel, which opened for business in June 2003. Throughout the financial statement periods, the Danbury hotel property was owned by Briad Lodging Group Danbury, LLC, and the Lebanon hotel property was owned by Briad Lodging Group Lebanon, LLC (The Owners).

The hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the hotel localities impact the Hotels’ revenues and ability to collect accounts receivable.

Note 2—Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Combination—The combined financial statements include the account balances and transactions of Danbury and Lebanon. All material intercompany account balances and transactions have been eliminated in combination.

Cash and Equivalents—Cash and cash equivalents includes short-term interest bearing accounts with original maturities of 90 days or less.

Accounts Receivable—Accounts receivable is comprised primarily of trade receivables due from hotel guests. An allowance for doubtful accounts is based on management’s estimate of the expected collectibility of these trade receivables.

Investment in Hotels—Land, buildings and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the hotels and develop the sites up to the time the hotels are placed in operation.

Buildings and improvements are depreciated using straight-line methods over lives ranging from seven to thirty-nine years. Depreciation and amortization of furnishings and equipment is calculated using straight-line methods over lives ranging from five to seven years.

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL INN HOTELS

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Revenue Recognition—Room revenue represents revenue derived from the rental of suites. Revenues are recognized as room stays occur.

Income Taxes—Both hotels were owned by limited liability companies during the financial statement periods. Income and losses of a limited liability company are passed through to the owners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

Advertising—Advertising costs are expensed in the period incurred.

Inventories—The Hotels maintain supplies of room linens and food and beverages. Due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

Loan Costs—Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the hotels’ normal depreciation policies.

Note 3—Related Party Transactions

During 2002 the following affiliate fees were expensed:

Fee Type	Management	Accounting	Royalty	Marketing
Payee	Crossroads Hospitality Management Company	Crossroads Hospitality Management Company	Marriott International, Inc.	Marriott International, Inc.

Method of Determination	>$7,000 per month or 3% suite revenue	$1,000 per hotel per month	3.0% of Suite Revenue	2.5% of Suite Revenue

Expense	$15,901	$2,290	$9,476	$7,897

The Owners of each of the hotels have also paid a $50,000 franchise fee to Marriott International, Inc. to obtain twenty year franchises commencing with the opening of the respective hotels. These fees are amortized straight-line over the twenty year terms. In 2002, amortization expense totaled $417.

Note 4—Mortgage Loans Payable

Below is a summary of the mortgage loan activity for the respective hotel properties during the financial statement periods:

Lebanon:

Obtained a $7,600,000 construction loan with Sun National Bank dated May 20, 2002, which bore interest at prime plus one percent and was payable interest only monthly throughout the construction term. The construction loan was converted to a three year permanent loan effective July, 2003. The permanent loan required monthly payments of principal based on a twenty year amortization term plus interest at 4.00%, fixed. Secured by all real and personal property, tangible and intangible assets of the limited liability company and the personal guarantee of the managing member. Paid August 29, 2003 (See Note 5).

DANBURY, CONNECTICUT-SPRING HILL SUITES HOTEL INN HOTELS

LEBANON, NEW JERSEY-COURTYARD BY MARRIOTT HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Danbury:

Obtained a $7,350,000 construction loan with M & T Real Estate Inc. dated May 1, 2001. Originally requiring monthly payments of interest only at libor plus 2.75% throughout the construction term. Converted to a 48 month permanent loan November, 2002, requiring monthly payments of interest at libor plus 2.75% (4.13% at December 31, 2002) plus principal curtailment based on a twenty year amortization. Secured by all real and personal property, tangible and intangible assets of the limited liability company and the personal guarantee of the managing member. Paid August 29, 2003 (See Note 5).

Note 5—Subsequent Event

Apple Hospitality Five, Inc. purchased the property and equipment and certain related assets, net of liabilities, of the Danbury and Lebanon hotels on August 29, 2003 for a combined purchase price of $26,500,000.

Independent Auditors’ Report

To the Board of Directors

Apple Hospitality Five, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of the Ybor City—Hilton Garden Inn Hotel, (the Hotel) as of December 31, 2002 and 2001, and the related statements of operations, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Ybor City—Hilton Garden Inn Hotel as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/    L.P. Martin & Company, P.C.

September 16, 2003

YBOR CITY-HILTON GARDEN INN HOTEL

BALANCE SHEETS

ASSETS

	December 31,
	2002	2001
INVESTMENT IN HOTEL PROPERTY:
Land	$94,790	$94,790
Building and Improvements	5,818,282	5,818,282
Furnishings and Equipment	1,377,605	1,320,598

TOTAL	7,290,677	7,233,670
Less: Accumulated Depreciation	(1,173,584)	(817,439)

NET INVESTMENT IN HOTEL PROPERTY	6,117,093	6,416,231

Cash and Cash Equivalents	230,049	213,771
Accounts Receivable—Trade	106,661	33,643
Prepaids and Other	13,731	3,710
Franchise Fees, Net	19,305	20,972
Due from Affiliate	20,000	20,000

	389,746	292,096

TOTAL ASSETS	$6,506,839	$6,708,327

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
Mortgages Payable	$4,621,523	$4,802,657
Notes Payable	851,574	720,085
Cash Overdraft	—	111,500
Accrued Interest Payable	22,327	—
Other Accrued Expenses	33,052	24,715
Capital Lease Obligations	148,653	222,913
Due to Affiliate	552,000	252,000

TOTAL LIABILITIES	6,229,129	6,133,870

STOCKHOLDER’S EQUITY
Common Stock—300 Shares, Issued and Outstanding	300	300
Additional Paid in Capital	353,461	353,461
Retained Earnings (Accumulated Deficit)	(76,051)	220,696

TOTAL STOCKHOLDER’S EQUITY	277,710	574,457

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$6,506,839	$6,708,327

The accompanying notes are an integral part of these financial statements.

YBOR CITY-HILTON GARDEN INN HOTEL

STATEMENTS OF STOCKHOLDER’S EQUITY

YEARS ENDED DECEMBER 31, 2002 AND 2001

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity
Balance, January 1, 2001	$300	$512,950	$110,730	$623,980
Equity Distributions	—	(159,489)	—	(159,489)
Net Income	—	—	109,966	109,966

Balance, December 31, 2001	300	353,461	220,696	574,457
Net Loss	—	—	(296,747)	(296,747)

Balance, December 31, 2002	$300	$353,461	$(76,051)	$277,710

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001
REVENUES:
Rooms	$3,071,423	$3,021,758
Food and Beverage	247,666	253,634
Telephone	34,442	58,777
Other Operating Departments	173,053	173,627
Interest Income	3,741	6,463

TOTAL REVENUES	3,530,325	3,514,259

EXPENSES:
Rooms	777,608	688,586
Food and Beverage	207,562	195,453
Telephone	29,998	28,976
General and Administrative	302,995	319,197
Marketing	168,950	181,278
Property Operations and Energy	407,231	421,916
Property Taxes and Insurance	194,168	171,612
Management and Franchise Fees	898,436	509,072
Interest Expense	482,312	539,070
Depreciation and Amortization	357,812	349,133

TOTAL EXPENSES	3,827,072	3,404,293

NET INCOME (LOSS)	$(296,747)	$109,966

The accompanying notes are an integral part of these financial statements.

YBOR CITY-HILTON GARDEN INN HOTEL

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income (Loss)	$(296,747)	$109,966
Adjustments to Reconcile Net Income (Loss) to Net
Cash Provided by Operating Activities:
Depreciation	356,145	347,466
Amortization	1,667	1,667
Change in:
Accounts Receivable—Trade	(73,018)	(42,908)
Prepaids and Other	(10,021)	—
Due to Affiliate	300,000	252,000
Cash Overdraft	(111,500)	42,159
Accrued Expenses	30,664	(3,929)

NET CASH FLOWS FROM OPERATING ACTIVITIES	197,190	706,421

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Purchase of Hotel Property	(57,008)	(35,122)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Curtailment of Mortgages Payable	(181,133)	(172,990)
Notes Payable Advances	136,734	23,975
Curtailment of Notes Payable	(5,245)	(315,289)
Curtailment of Capital Lease Obligations	(74,260)	(50,810)
Equity Distributions	—	(159,489)

NET CASH FLOWS TO FINANCING ACTIVITIES	(123,904)	(674,603)

NET INCREASE (DECREASE) IN CASH	16,278	(3,304)
CASH, BEGINNING OF YEAR	213,771	217,075

CASH, END OF YEAR	$230,049	$213,771

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$459,985	$539,070

The accompanying notes are an integral part of these financial statements.

YBOR CITY-HILTON GARDEN INN HOTEL

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2002 and 2001

Note 1—Organization and Basis of Presentation

The accompanying financial statements present the financial information of the Ybor City, Florida-Hilton Garden Inn (the Hotel) as of December 31, 2002 and 2001 and for the years then ended. The Hotel is a 95 suite hotel, which opened for business in July 1999. Throughout the financial statement periods, the Hotel property was owned by Kanji, Inc.

The Hotel specializes in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality impact the Hotel’s revenues and ability to collect accounts receivable.

Note 2—Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Equivalents—Cash and cash equivalents include short-term interest bearing accounts with original maturities of 90 days or less.

Accounts Receivable—Accounts receivable is comprised primarily of trade receivables due from hotel guests. Uncollectable balances are expected to be insignificant.

Investment in Hotel Property—Land, building and improvements and furnishings and equipment are stated at the Owner’s cost. Costs of improvements, including interest and real estate taxes during the construction period, are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of hotel property, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Building and improvements are depreciated using straight-line methods over lives ranging from seven to forty years. Depreciation and amortization of furnishings and equipment is calculated using straight-line methods over lives ranging from five to seven years.

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Revenue Recognition—Room revenue represents revenue derived from the rental of suites. Revenues are recognized as room stays occur.

Income Taxes—The Hotel was owned by an “S” corporation throughout the financial statement periods. Income and losses of an “S” corporation are passed through to the owner and taxed on their individual income tax returns. Accordingly, the financial statements have been presented on a pretax basis.

Loan Costs—Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

YBOR CITY-HILTON GARDEN INN HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Advertising—Advertising costs are expensed in the period incurred.

Inventories—The Hotel maintains supplies of room linens and food and beverages. Due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

Note 3—Related Party Transactions

During the years ended December 31, 2002 and 2001, the following affiliate fees were expensed:

Fee Type	Payee	Method of Determination	Expense 2002	Expense 2001
Franchise Fees	Hilton Hotels, Inc.	5% of Gross Room Revenues	$153,571	$151,088

Advertising Fees	Hilton Hotels, Inc.	1% of Gross Room Revenues	$30,714	$30,218

F&B Management Fees	Impact Restaurants, LLC	$21,000 per month	$252,000	$252,000

Hotel Management Fees	Impact Properties II, Inc.	Fixed	$300,000	—

Hotel Management Fees	Impact Management, Inc.	3% of Hotel Revenues	$112,865	$105,985

Management Fee	Impact Management, Inc.	Fixed	$80,000	—

In addition to the above fees, the Owner has paid a $25,000 franchise fee to Hilton Hotels, Inc. The fee is being amortized straight line over the franchise term. During 2002 and 2001, amortization expense pertaining to the franchise fee was $1,667 in each year.

The due to affiliate balance at December 31, 2001 represents 2001 F&B management fees owed to Impact Restaurants, LLC. The December 31, 2002 balance is comprised of the 2002 F&B management fee and the $300,000 hotel management fee owed to Impact Properties II, Inc.

YBOR CITY-HILTON GARDEN INN HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Note 4—Capital Leases

The Hotel is leasing suite furnishings, appliances, computer equipment and telephone equipment under three separate leases. The leases require monthly payments totaling $7,939. All three leases are for five year terms and contain bargain purchase options. The leases have been classified as capital leases with the present value of the lease payments, in the amount of $336,935, being capitalized and included in investment in Hotel property. The assets are depreciated in accordance with the methods and lives the Hotel uses for owned assets. The unpaid balance of the payments, net of interest, is shown as a capital lease obligation in the accompanying financial statements. Below is a summary of future minimum lease payments.

2003	$91,234
2004	79,148
2005	1,990

172,372
Less Portion Representing Interest	(23,719)

Capital Lease Obligation	$148,653

Note 5—Mortgages and Notes Payable

Mortgages Payable

The Hotel property was encumbered by two mortgages payable with First National Bank Northwest in the amounts of $3,603,191 and $83,823 at December 31, 2002 and $3,755,582 and $87,368 at December 31, 2001. The notes each required 240 monthly installments of principal and interest through May 1, 2019. Interest, which was at prime plus one percent, was at a rate of 5.25% at December 31, 2002. The notes were secured by the Hotel’s real estate, personal property, accounts receivable and inventory. Both notes were paid on September 3, 2003 (See Note 6).

The Hotel is also encumbered by a Small Business Administration loan through the Tampa Bay Development Corp. in the amounts of $934,509 and $959,707 at December 31, 2002 and 2001, respectively. The note bore interest at a rate of 7.56% and required 240 monthly installments of principal and interest through April 1, 2020. The note also required payment of servicing fees, which totaled $1,562 per month throughout the financial statement periods. The note, which was secured by the Hotel’s real estate, was paid on September 3, 2003. (See Note 6).

Notes Payable

The Hotel has two unsecured notes payable to individuals in the amounts of $630,980 and $204,252 at December 31, 2002 and $527,706 and $170,822 at December 31, 2001. The notes bore interest at a rate of 18% per annum. No specified payments are required. The notes which were due December 31, 2008, were paid September 3, 2003. (See Note 6).

The Hotel has a vehicle loan payable to Suntrust Bank in the amounts of $16,342 at December 31, 2002 and $21,557 at December 31, 2001. The note bore interest at 10.63% and required monthly payments of $519 with the final installment due January 2006.

YBOR CITY-HILTON GARDEN INN HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Note 6—Subsequent Event

Pursuant to an agreement of sale, by and between Kanji, Inc. and Apple Hospitality Five, Inc. (Apple), Apple purchased the property and equipment and certain related assets, net of liabilities, of the Ybor City-Hilton Garden Inn Hotel on September 3, 2003 for a purchase price of $12,250,000.

Note 7—Concentrations of Credit Risk

At December 31, 2002, financial instruments that subject the Hotel to concentrations of credit risk consist of cash deposits in a single bank which exceed maximum amounts insurable by the FDIC by $191,822.

Independent Auditors’ Report

To the Board of Directors

Apple Hospitality Five, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of the Solon, Ohio—Homewood Suites Hotel, (the Hotel) as of December 31, 2002 and 2001, and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Solon, Ohio-Homewood Suites Hotel as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/    L.P. Martin & Company, P.C.

September 16, 2003

SOLON, OHIO-HOMEWOOD SUITES HOTEL

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

ASSETS

	December 31,
	2002	2001
INVESTMENT IN HOTEL PROPERTY:
Land	$970,405	$970,405
Construction in Progress	—	2,097,685
Building and Improvements	7,057,394	—
Furnishings and Equipment	1,104,413	—

TOTAL	9,132,212	3,068,090
Less: Accumulated Depreciation	(195,139)	—

NET INVESTMENT IN HOTEL PROPERTY	8,937,073	3,068,090

Cash and Cash Equivalents	41,914	603,256
Accounts Receivable—Trade	62,588	—
Prepaids and Other	22,073	2,500
Franchise Fees, Net	45,961	45,000

	172,536	650,756

TOTAL ASSETS	$9,109,609	$3,718,846

LIABILITIES AND MEMBERS’ EQUITY
LIABILITIES:
Construction Loan Payable	$5,995,637	$590,720
Accounts Payable	12,703	11,743
Accrued Interest	147,134	1,120
Accrued Property Taxes	49,561	10,174
Other Accrued Expenses	48,574	—
Due to Affiliate	603	41,065
Capital Lease Obligation	89,223	—

TOTAL LIABILITIES	6,343,435	654,822
MEMBERS’ EQUITY	2,766,174	3,064,024

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,109,609	$3,718,846

The accompanying notes are an integral part of these financial statements.

SOLON, OHIO-HOMEWOOD SUITES HOTEL

STATEMENTS OF MEMBERS’ EQUITY

	Years Ended December 31,
	2002	2001
Balance, Beginning of Year	$3,064,024	$1,609,172
Equity Contributions, Net	—	1,446,890
Net Income (Loss)	(266,050)	7,962
Equity Distributions, Net	(31,800)	—

Balance, End of Year	$2,766,174	$3,064,024

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001
OPERATING REVENUES:
Rooms	$932,916	$—
Telephone	13,040	—
Other Operating Departments	34,947	—

TOTAL OPERATING REVENUES	980,903	—

EXPENSES:
Rooms	323,068	—
Telephone	17,914	—
General and Administrative	98,719	—
Marketing and Pre-Opening	218,019	16,664
Property Operations and Energy	123,093	—
Property Taxes and Insurance	40,487	—
Depreciation and Amortization	196,678	—
Management and Franchise Fees	88,801	—
Mortgage Interest	143,818	—

TOTAL EXPENSES	1,250,597	16,664

NET OPERATING LOSS	(269,694)	(16,664)

OTHER INCOME
Interest Income	3,644	24,626

NET INCOME (LOSS)	$(266,050)	$7,962

The accompanying notes are an integral part of these financial statements.

SOLON, OHIO-HOMEWOOD SUITES HOTEL

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income (Loss)	$(266,050)	$7,962
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided (Used) by Operating Activities:
Depreciation	195,139	—
Amortization	1,539	—
Change in:
Accounts Receivable—Trade	(62,588)	—
Prepaids and Other	(19,573)	3,952
Accounts Payable	960	(19,936)
Accrued Expenses	233,975	2,096

NET CASH FLOWS FROM (TO) OPERATING ACTIVITIES	83,402	(5,926)

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Purchase of Hotel Property	(5,961,387)	(2,009,205)
Franchise Fees	(2,500)	—

NET CASH FLOWS TO INVESTING ACTIVITIES	(5,963,887)	(2,009,205)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Construction Loan Proceeds	5,404,917	590,720
Curtailment of Capital Lease Obligations	(13,512)	—
Equity Contributions, Net	—	1,446,890
Affiliate Advances	(40,462)	41,065
Equity Distributions, Net	(31,800)	—

NET CASH FLOWS FROM FINANCING ACTIVITIES	5,319,143	2,078,675

NET INCREASE (DECREASE) IN CASH	(561,342)	63,544
CASH, BEGINNING OF YEAR	603,256	539,712

CASH, END OF YEAR	$41,914	$603,256

SUPPLEMENTAL DISCLOSURES:
Interest Paid:
Capitalized to Investment in Hotel Property	$58,890	$—
Expensed	—	—

Noncash Financing and Investing Activities:
During 2002, furnishings and equipment in the amount of $102,735 were financed with capital lease obligation proceeds

The accompanying notes are an integral part of these financial statements.

SOLON, OHIO-HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2002 and 2001

Note 1—Organization and Basis of Presentation

The accompanying financial statements present the financial information of the Solon, Ohio-Homewood Suites Hotel (the Hotel) as of December 31, 2002 and 2001 and for the years then ended. The Hotel is an 86 suite hotel, which opened for business in June 2002. Throughout the financial statement periods, the Hotel property was owned by Solon II Hotel, LLC and managed by Essex Partners, Inc., the managing partner.

The Hotel specializes in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality impact the Hotel’s revenues and ability to collect accounts receivable.

Note 2—Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Equivalents—Cash and cash equivalents includes short-term interest bearing accounts with original maturities of 90 days or less. The Hotel maintains cash and cash equivalents at financial institutions which may periodically exceed federally insured limits.

Intangible Assets

Franchise fees paid for the right to own and operate the hotel are being amortized using the straight-line method, beginning when the hotel was placed in service, over an eighteen year life.

Estimated amortization expense for each of the succeeding five years is $2,639.

Loan costs incurred in connection with obtaining construction financing are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

Accounts Receivable—Accounts receivable is comprised primarily of trade receivables due from hotel guests. Uncollected accounts receivable are expected to be insignificant.

Investment in Hotel Property—Land, building and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of improvements, including interest and real estate taxes during the construction period, are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of hotel property, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Building and improvements are depreciated using straight-line methods over lives ranging from fifteen to forty years. Depreciation and amortization of furnishings and equipment is calculated using straight-line methods over five year lives.

SOLON, OHIO-HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Revenue Recognition—Room revenue represents revenue derived from the rental of suites. Revenues are recognized as room stays occur.

Income Taxes—The Hotel was owned by a limited liability company during the financial statement periods. Income and losses of a limited liability company are passed through to the members and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

Advertising—Advertising costs are expensed in the period incurred.

Inventories—The Hotel maintains supplies of room linens and food and beverages. Room linen inventory, which is valued at cost, is included in prepaids and other. Management has chosen to expense food and beverage items at point of purchase.

Note 3—Related Party Transactions

During 2002, the following affiliate fees were expensed:

Fee Type	Property Management	Partnership Management	Accounting	Franchise	Marketing
Payee	Essex Partners, Inc.	Essex Partners, Inc.	Essex Partners, Inc.	Hilton Hotels, Inc.	Hilton Hotels, Inc.

Method of Determination	4.5% of Gross Revenue	75% of Gross Revenue	$1000 per Month	4.0% of Suite Revenue	4.0% of Suite Revenue

Expense	$44,144	$7,357	$5,600	$37,300	$37,300

The Hotel has incurred the following additional fees to Essex Partner’s, Inc.

Land Acquisition Fee	$55,000
Mortgage Financing Fee	$61,000
Development Fee	$225,000

The land acquisition fee has been included in land cost. The mortgage financing fee and the development fee have been included in building cost and depreciated in accordance with the Hotel’s depreciation policies.

The Owner of the Hotel has paid a $47,500 franchise fee to Hilton Hotels, Inc. The franchise fee is being amortized straight line over the franchise term.

SOLON, OHIO-HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

December 31, 2002 and 2001

Note 4—Capital Lease

Effective March 19, 2002, the Hotel began leasing telephone and computer hardware equipment and software under a 60 month lease requiring monthly payments of $2,113. The lease has been classified as a capital lease with the present value of the lease payments, in the amount of $102,735, being capitalized and included in furnishings and equipment. The unpaid balance of the payments, net of interest, is shown as a capital lease obligation in the accompanying financial statements. Below is a summary of future minimum lease payments.

2003	$25,359
2004	25,359
2005	25,359
2006	25,359
2007	6,340

107,776
Less Portion Representing Interest	(18,553)

Capital Lease Obligation	$89,223

Note 5—Construction Loan Payable

On October 2, 2001, the Owner obtained a $6,100,000 construction loan from First Niagara Funding, Inc. The note was for an eighteen month term and bore interest at a rate of prime plus .50%, 4.75% at December 31, 2002. The note was secured by all real and personal property, tangible and intangible assets of the limited liability company and the guarantee of Essex Partners, Inc. The note was payable interest only until maturity. The term of the loan was extended through September 10, 2003, when the mortgage was paid in full. (See Note 6).

Note 6—Subsequent Event

Pursuant to an agreement of sale by and between the Owner and Apple Hospitality Five, Inc. (Apple), Apple purchased the property and equipment and certain related assets, net of liabilities, of the Solon, Ohio-Homewood Suites Hotel on September 10, 2003 for a purchase price of $10,050,000.

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003 (unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Hospitality Five, Inc. ("Hospitality") gives effect to the purchase of a Marriott Springhill Suites in Danbury, CT and a Courtyard by Marriott in Lebanon, NJ ("Briad 2") and the purchase of a Hilton Garden Inn in Ybor City Tampa, FL ("Tampa-HGI") and a Homewood Suites by Hilton in Solon, OH ("Solon-HWS"), as if the transactions had occurred on June 30, 2003. Hospitality purchased the Briad 2 acquisitions for an approximate aggregate purchase price of $26.5 million, the Tampa-HGI for an approximate purchase price of $12.25 million, and the Solon-HWS for an approximate purchase price of $10.05 million.

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. Springhill Suites, Courtyard by Marriott, Hilton Garden Inn and Homewood Suites by Hilton will continue to manage the hotels owned by Hospitality under agreements not materially different from historical contractual arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Hospitality, the historical balance sheet of the Briad Lodging Group Danbury and the Briad Lodging Group Lebanon, the historical balance sheets of YBOR Hilton Garden Inn and Solon Hotel II LLC.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Hospitality is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2003, nor does it purport to represent the future financial position of Hospitality.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of the Briad Lodging Group Danbury and the Briad Lodging Group Lebanon, the financial statements of YBOR Hilton Garden Inn, and the financial statements of Solon Hotel II LLC, included in this prospectus.

Balance Sheet as of June 30, 2003 (unaudited)

	Company Historical Balance Sheet	Historical Briad 2	Historical Tampa-HGI	Historical Solon-HWS	Pro forma Adjustments			Total Pro forma
ASSETS

Investment in hotel properties, net	$119,665,645	$20,693,897	$5,965,220	$8,780,271	50,070,330	(B	)	$205,175,363
					(35,439,388)	(C	)	(35,439,388)
Cash and cash equivalents	53,567,403	211,557	192,101	203,459	(49,174,520)	(G	)	5,000,000
Restricted cash—FF&E escrow	582,453	—	—	—				582,453
Due from third party manager, net	1,813,370	281,011	274,640	182,833	(738,484)	(H	)	1,813,370
Other assets	135,727	188,107	23,043	47,737	(258,887)	(D	)	135,727

Total Assets	$175,764,598	$21,374,572	$6,455,004	9,214,300	(35,540,949)			$177,267,525

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Mortgage notes payable	$—	$14,789,282	$4,514,968	$6,100,000	(25,404,250)	(E	)	$—
Notes payable-unsecured	—	—	848,881	—	(848,881)	(E	)	—
Accounts payable and accrued expenses	194,151	407,501	699,000	360,819	(1,467,320)	(E	)	194,151
Interest payable	—	49,541	110,026	17,297	(176,864)	(E	)	—
Lease liability	3,828	—	129,204	78,575	(207,779)	(E	)	3,828
Other accrued expenses	—	60,137	100,208	55,495	(91,325)	(E	)	124,515

Total Liabilities	197,979	15,306,461	6,402,287	6,612,186	(28,196,419)			322,494

Shareholders' equity/Partners' Capital								—
Class B Convertible Stock, no par value, authorized 240,000 shares	24,000	—	—	—	—			24,000
Member's equity		6,068,111		2,602,114	(8,670,225)	(F	)	—
Common stock, no par value, issued and outstanding 300 shares			300	—	(300)	(I	)	—
Additional paid in capital			232,281	—	(232,281)	(I	)	—
Accumulated deficit			(179,864)	—	179,864	(I	)	—
Common stock, no par value, authorized 200,000,000 shares	177,638,368	—	—	—	1,378,412	(A	)	179,016,780
Distribution greater than net income	(2,095,749)	—	—	—				(2,095,749)

Total Shareholders' Equity	175,566,619	6,068,111	52,717	2,602,114	(7,344,530)			176,945,031

Total Liabilities and Shareholders' Equity	$175,764,598	$21,374,572	$6,455,004	$9,214,300	(35,540,949)			$177,267,525

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	Represents incremental net proceeds of $1,378,412 from sale of 142,398 units subsequent to June 30, 2003 used to fund acquisitions (see Note B)

(B)	Total purchase price for the properties purchased after June 30, 2003 consists of the following. Purchase price allocation is preliminary and subject to change.

	Briad 2
	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Total combined
Purchase price per contract	11,500,000	15,000,000	12,250,000	10,050,000	$48,800,000
Escrows assumed	—				—
Liabilities assumed	1,780	1,360	79,298	42,077	124,515

Sub-total	11,501,780	15,001,360	12,329,298	10,092,077	48,924,515
Acquisition fee payable to Apple Suites Realty Group (2%)	230,000	300,000	245,000	201,000	976,000
Additional estimated closing costs	39,054	37,375	23,043	70,343	169,815

Total purchase price	$11,770,834	$15,338,735	$12,597,341	$10,363,420	$50,070,330

Total purchase price less liabilities assumed					$49,945,815
Less: Cash on hand to fund acquisitions					$(48,567,403	)(J)

Net equity proceeds needed for acquisitions					$1,378,412

Purchase price, cash required to pay seller					$1,378,412
Net raise percentage					88.00%

Gross dollars needed to fund acquisitions					$1,566,377
Price per share					$11

Units required					142,398

(C)	Represents elimination of historical net carrying value of real estate under prior owner.

(D)	Represents elimination of net deferred loan costs and other intangible assets associated with prior owner.

(E)	Represents elimination of liabilities associated with prior owner, not assumed by the Company.

(F)	Represents elimination of members' equity associated with the prior owner.

(G)	Represents elimination of cash held by prior owners of $607,117 not acquired by the Company and use of cash on hand at June 30, 2003 of $48,567,403 used to fund acquisitions.

(H)	Represents elimination of historical accounts receivable that will be paid to prior owners, as part of the respective purchase agreements.

(I)	Represents elimination of stockholders' equity associated with the prior owner.

(J)	Represents cash on hand of $53,567,403 at June 30, 2003 less $5,000,000 required at June 30, 2003 to fund third quarter payment of dividends as well as miscellaneous cash utilized for working capital.

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2002 and the six months ended June 30, 2003

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple Hospitality Five, Inc. ("Hospitality") gives effect to the purchase of a Residence Inn by Marriott ("Marriott Residence Inn Houston") located in Houston TX on January 3, 2003, a Residence Inn by Marriott ("Marriott Residence Inn Cypress") in Cypress, CA on May 3, 2003, the purchase of three Hilton Homewood Suites located in Colorado Springs, CO, Baton Rouge, LA, and Albuquerque, NM on February 26, 2003, the purchase of three Marriott Residence Inn hotels ("BRIAD Properties") located in Hauppage, NY, Somerset, NJ, and Cranbury, NJ on May 30, 2003, the purchase of a Springhill Suites by Marriott in Danbury, CT, and the purchase of a Courtyard by Marriott in Lebanon, NJ ("Briad 2") on August 30, 2003, the purchase of a Hilton Garden Inn in Tampa, Fl ("Tampa-HGI") on September 3, 2003 and the purchase of a Homewood Suites by Hilton in Solon, OH ("Solon-HWS") on September 10, 2003 as if they had occurred on or before January 1, 2002. Hospitality purchased the Marriott Residence Inn Houston and the three Homewood Suites by Hilton during the first quarter of 2003 for an approximate aggregate purchase price of $46.5 million and the Marriott Residence Inn Cypress and the BRIAD Properties during the second quarter of 2003 for an approximate aggregate purcase price of $61.5 million. The Briad 2, Tampa-HGI and Solon-HWS properties were all acquired during the third quarter of 2003 for an aggregate purchase price of $48.8 million.

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned subsidiaries pursuant to master hotel lease arrangements. Residence Inn by Marriott, Courtyard by Marriott, Springhill Suites by Marriott, Hilton Garden Inn and Homewood Suites by Hilton will continue to manage the hotels owned by Hospitality under agreements not materially different from historical contractual arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of the Company, and the historical Statements of Operations of the Hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed on January 1, 2002, nor does it purport to represent the results of operations for future periods.

The unaudited pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements of Hospitality, financial statements of Westel Properties II, LTD, financial statements of Cypress Marriott Residence Inn Hotel, financial statements of Three Homewood Suites by Hilton, the financial statements of Three Marriott Residence Inn Hotels, the financial statements of the Briad Lodging Group Danbury and the Briad Lodging Group Lebanon, the financial statements of YBOR Hilton Garden Inn, and the financial statements of Solon Hotel II LLC, included in this prospectus.

For the year ended December 31, 2002 (unaudited)

	Company Historical Statement of Operations (Sept. 20– Dec. 31)	Historical Marriott Residence Inn Houston (A)	Historical 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)	Historical Nashville (A)	Historical Briad 2 (A)	Historical Tampa-HGI (A)	Historical Solon-HWS (A)	Pro forma Adjustments			Total Pro forma
Revenue:
Suite revenue	$—	$3,840,688	$8,757,599	$661,259	$3,678,868	$3,389,848	$315,709	$3,071,423	$932,916	—			$24,648,310
Other operating revenue	—	220,574	463,521	45,236	112,206	116,974	16,302	455,161	47,987	—			1,477,961
Interest income	—	9,029	—	—	—	—	—	3,741	3,644	(16,414)	(H	)	—

Total revenue	—	4,070,291	9,221,120	706,495	3,791,074	3,506,822	332,011	3,530,325	984,547	(16,414)			26,126,271

Expenses:
Operating expenses	—	1,580,055	4,778,159	454,137	2,354,658	1,372,237	498,218	1,591,349	682,094	—			13,310,907
General and administrative	2,343	46,003	—	118,691	269,406	477,581	29,409	302,995	98,719	1,388,638	(B	)	2,733,785
Franchise fees	—	192,035	313,469	—	—	—	—	153,571	37,300	—			696,375
Management fees	—	224,411	313,469	—	310,135	348,504	25,377	744,865	51,501	—			2,018,262
Amortization Expense	—	—	—	—	—	—		1,667	1,539	(3,206)	(C	)	—
Taxes, insurance and other	2,525	210,135	443,792	25,689	103,785	166,189	4,014	194,168	40,487	—			1,190,784
Depreciation of real estate owned	—	345,442	1,745,549	95,477	607,161	341,768	79,307	356,145	195,139	(3,765,988)	(C	)	2,743,317
						—				2,743,317	(D	)
Interest	282	367,301	—	—	364,902	—	63,978	482,312	143,818	(1,422,311)	(E	)	282

Total expenses	5,150	2,965,382	7,594,438	693,994	4,010,047	2,706,279	700,303	3,827,072	1,250,597	(1,059,550)			22,693,712

Income tax expense	—	—	618,139	—	—	—	—	—	—	(618,139)	(F	)	—

Net income before extraordinary items	$(5,150)	$1,104,909	$1,008,543	$12,501	$(218,973)	$800,543	$(368,292)	$(296,747)	$(266,050)	$1,661,275			$3,432,559

Earnings per common share:
Basic and diluted	$(515)												$0.32

Basic and diluted weighted average common shares outstanding	10										(G	)	10,758,760

For the six months ended June 30, 2003 (unaudited)

	Company Historical Statement of Operations	Acquisition of 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)	Historical Nashville (A)	Historical Briad 2 (A)	Historical Tampa-HGI (A)	Historial Solon-HWS (A)	Pro forma Adjustments			Total Pro Forma
Revenue:
Suite revenue	$6,416,102	$1,322,133	$1,254,124	$2,147,190	1,610,215	$1,027,097	$1,904,599	$949,139				$16,630,599
Other operating revenue	230,348	63,152	33,773	77,573	22,802	79,487	42,704	54,882				604,721
Interest income	240,057	—	—	—	—	—	1,175	—	(241,232)	(H	)	—

Total revenue	6,886,507	1,385,285	1,287,897	2,224,763	1,633,017	1,106,584	1,948,478	1,004,021	(241,232)			17,235,320

Expenses:
Operating expenses	2,889,517	339,801	315,117	994,974	745,112	692,051	782,292	429,082				7,187,946
General and administrative	252,271	401,522	238,478	188,500	205,638	85,522	175,205	139,162	871,420	(B	)	2,557,718
Franchise fees	149,699	52,885	—	—	81,651	—	78,756	37,966				400,957
Management fees	231,372	41,558	—	188,759	48,991	100,451	499,880	54,362				1,165,373
Permits, licenses & lease payments	—	—	—	—	7,325	—	—	—				7,325
Amortization expense	—	—	—	—	—	—	11,634	1,539	(13,173)	(C	)	—
Taxes, insurance and other	357,677	99,560	75,935	137,004	165,883	100,853	107,046	51,021				1,094,979
Depreciation of real estate owned	869,980	147,281	146,899	403,727	—	328,157	130,534	254,542	(1,411,140)	(C	)	2,452,935
									1,582,955	(D	)
Interest	60	—	401	286,878	—	197,810	228,578	148,029	(861,696)	(E	)	60

Total expenses	4,750,576	1,082,607	776,830	2,199,842	1,254,600	1,504,844	2,013,925	1,115,703	168,366			14,867,293

Income tax expense	—	—	—	—	—	—	—	—	—	(F	)	—

Net income	$2,135,931	$302,678	$511,067	$24,921	$378,417	$(398,260)	$(65,447)	$(111,682)	$(409,598)			$2,368,027

Earnings per common share:
Basic and diluted	$0.22											$0.14

Basic and diluted weighted average common shares outstanding	9,605,675									(G	)	16,428,791

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2002 for the respective periods prior to acquisition by the Company in 2003.

Note that for properties whose construction was completed during 2002, operations were only included for the time since completion to December 31, 2002.

(B)	Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company, broken out as follows:

						Briad 2
	Houston	3 Homewood Suites	Cypress	BRIAD	Nashville	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Total
Year ended December 31, 2002
Advisory fees	$41,722	$93,875	$9,208	$60,986	$25,540	$8,359	$—	$35,563	$14,661	$289,914
Other fees	83,278	106,125	76,704	230,112	120,501	120,501	120,501	120,501	120,501	1,098,725

Total	$125,000	$200,000	$85,912	$291,098	$146,041	$128,860	$120,501	$156,064	$135,162	$1,388,638

Six months ended June 30, 2003
Advisory fees	$—	$13,685	$16,150	$45,156	$11,220	$14,663	$19,125	$15,619	$12,814	$148,431
Other fees	—	180,752	60,251	180,752	60,233	60,251	60,251	60,251	60,251	722,989

Total	$—	$194,437	$76,401	$225,908	$71,453	$74,913	$79,376	$75,869	$73,064	$871,420

(C)	Represents elimination of historical depreciation and amortization expense.

(D)	Represents the depreciation expense on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations, broken out as follows.

The Houston hotel and the three Homewood Suites began operations before January 1, 2002. The Cypress hotel began operations in November of 2002, Hauppage in April of 2002, Cranbury in October 2002, and Franklin in September 2002. Danbury began in October 2002, Lebanon in June 2003, Tampa in July 1999, and Solon in June 2002.

The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general. Depreciable assets are $12,283,995 for the Houston Residence Inn, $28,295,395 for the Three Homewood Suites hotels, $15,522,906 for the Cypress Residence Inn, and $35,282,096 for the BRIAD Properties, $7,356,850 for Nashville, $10,163,849 for Danbury, $11,791,668 for Lebanon, $9,737,070 for Tampa, and $7,984,797 for Solon.

	Houston	3 Homewood Suites	Cypress	BRIAD	Nashville	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Total
Year ended December 31, 2002
Depreciation	$386,966	$941,963	$87,885	$511,005	$228,022	$89,036	$—	$350,474	$147,966	$2,743,317
Amortization	—	—	—	—	—	—	—	1,667	1,539	3,206

										2,746,523

Six months ended June 30, 2003
Depreciation	$—	$156,994	$175,771	$434,088	$114,011	$178,071	$200,816	$175,237	$147,966	$1,582,955
Amortization	—	—	—	—	—	—	—	11,634	1,539	13,173

										$1,596,128

(E)	The Hotels were purchased for all cash therefore the interest related to prior owners debt was removed.

(F)	Represents the elimination of income taxes of prior owner broken out as follows.

Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss. No operating loss benefit has been recorded as realization is not certain.

	Houston	3 Homewood Suites	Cypress	BRIAD	Nashville	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Total
Year ended December 31, 2002
Taxes	$—	$618,139	$—	$—	$—	$—	$—	$—	$—	$618,139
Six months ended June 30, 2003
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(G)	Represents the number of shares assuming all properties were acquired at the beginning of the period presented, calculated as follows:

								Briad 2
	Houston	3 Homewood Suites	Cypress	Hauppage	Franklin	Cranbury	Nashville	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Total All Properties
Total purchase price consists of the following:
Purchase price per contract	$14,300,000	$32,200,000	$19,000,000	$18,500,000	$13,000,000	$11,000,000	$8,800,000	$11,500,000	$15,000,000	$12,250,000	$10,050,000	$165,600,000
Escrows assumed	(436,045)	—	—	—	—	—	—	—	—	—	—	(436,045)
Liabilities assumed	—	—	104,151	—	—	—	62,320	1,780	1,360	79,298	42,077	290,987

Sub-total	13,863,955	32,200,000	19,104,151	18,500,000	13,000,000	11,000,000	8,862,320	11,501,780	15,001,360	12,329,298	10,092,077	165,454,942
Acquisition fee payable to Apple Suites Realty Group	286,000	644,000	380,000	370,000	260,000	220,000	176,000	230,000	300,000	245,000	201,000	3,312,000
Additional estimated closing costs	100,000	200,000	67,904	67,201	67,201	67,201	14,163	39,054	37,375	23,043	70,342	753,483

Total purchase price	$14,249,955	$33,044,000	$19,552,055	$18,937,201	$13,327,201	$11,287,201	$9,052,483	$11,770,834	$15,338,735	$12,597,341	$10,363,419	$169,520,425

Purchase Price, cash required to pay seller	$14,686,000	$33,044,000	$19,447,904	$18,937,201	$13,327,201	$11,287,201	$8,990,163	$11,769,054	$15,337,375	$12,518,043	$10,321,342	$169,665,483
Net Raise Percentage	88%	88%	88%	88%	88%	88%	88%	88%	88%	88%	88%	88%
Gross dollars needed to fund acquisitions	$16,688,636	$37,550,000	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$192,801,686
Gross dollars needed from initial offering	$16,688,636	$33,311,364	$—	$—	$—	$—	$—	—	—	—	—	50,000,000
Cost per share under initial offering	$10.50	$10.50	$10.50	$10.50	$10.50	$10.50	$10.50	10.50	10.50	10.50	10.50	10.50

Shares from initial offering at $10.50 per share	1,589,394	3,172,511	—	—	—	—	—	—	—	—	—	4,761,905
Gross dollars needed after initial offering	—	$4,238,636	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$142,801,685
Cost per share after initial offering	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00

Shares after initial offering at $11 per share	—	385,331	2,009,081	1,956,322	1,376,777	1,166,033	928,736	1,215,811	1,584,440	1,293,186	1,066,254	12,981,971

Total shares needed to fund acquisitions	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736	1,215,811	1,584,440	1,293,186	1,066,254	17,743,876
Portion of 2002 hotel was in operation	100.0%	100.0%	16.7%	75.0%	33.3%	25.0%	100%	25.0%	0.0%	100.0%	50.0%
Weighted average share adjustment for year ended December 31, 2002	1,589,394	3,557,841	334,847	1,467,242	458,926	291,508	928,736	303,953	—	1,293,186	533,127	10,758,760

Portion of 2003 hotel was in operation	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	17.0%	100.0%	100.0%
Weighted average share adjustment for period ended June 30, 2003	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736	1,215,811	269,355	1,293,186	1,066,254	16,428,791

(H)	Represents elimination of interest income on cash used to fund acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality Five, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, President

November 7, 2003